                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                         ____________________________

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):August 17, 1998



             GREEN TREE FLOORPLAN RECEIVABLES MASTER TRUST 1996-1
             ----------------------------------------------------
            (Exact name of registrant as specified in its charter)



      MINNESOTA                     33-62433              APPLIED FOR
  -------------------------------------------------------------------
  (State or other jurisdiction     (Commission            (IRS employer
     of incorporation)             file numbers)       identification no.)



 1100 LANDMARK TOWERS, 345 ST. PETER STREET, SAINT PAUL, MINNESOTA  55102-1639
 -----------------------------------------------------------------------------
  (Address of principal executive offices)                       (Zip code)


      Registrant's telephone number, including area code: (612) 293-3400
                                                         ---------------


                                NOT APPLICABLE
        --------------------------------------------------------------
        (Former name or former address, if changed since last report.)

ITEM 5.        OTHER EVENTS.
               ------------

               Pursuant to the Pooling and Servicing Agreement between Green Tree Financial Corporation (the "Servicer") and Norwest Bank Minnesota (the "Trustee"), on August 17, 1998 the Trustee made distributions to the holders of the certificates representing interests in the Trust (the "Certificateholders") and delivered to the Certificateholders the Monthly Report required by Section
               1.01 of the Servicing Agreement attached hereto as Exhibit 99.1.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS
               ---------------------------------

               (c)  Exhibits.

                    The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

                    Exhibit No.       Description
                    -----------       -----------

                      99.1            Monthly Report delivered to
                                      Certificateholders on
                                      August 17, 1998.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:August 17, 1998


                              FLOORPLAN RECEIVABLES MASTER TRUST
                              1996-1

                              By  GREEN TREE FINANCIAL CORPORATION
                                  as Servicer with respect to the Trust


                              By: /s/ Phyllis A. Knight
                                  ---------------------
                                  Phyllis A. Knight
                                  Senior Vice President and Treasurer

                               INDEX TO EXHIBITS



EXHIBIT
NUMBER                                                              PAGE
------                                                              ----
 99.1          Monthly Report delivered to Certificateholders         5
               on August 17, 1998.